                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 20, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                           SEQUOIA HELOC TRUST 2004-1

 (as Depositor of Sequoia HELOC Trust 2004-1, the Issuer of HELOC Asset-Backed
       Notes, Series 2004-1, under an Indenture dated as of June 1, 2004)



                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                             333-115296-02                           91-1771827
               --------                             -------------                           ----------
    (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        OTHER EVENTS

                  Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Asset-Backed Notes issued by Sequoia HELOC Trust 2004-1 (the "Notes").

                  The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 9.01.        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Noteholders, August 20, 2004.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 2, 2004



                                     SEQUOIA MORTGAGE FUNDING
                                            CORPORATION


                                      By:     /s/ Harold F. Zagunis
                                         ---------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer and Secretary
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                                  EXHIBIT INDEX

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
Exhibit Number                                                       Page Number
--------------                                                       -----------
10.1              Monthly Payment Date Statement relating to the
                  distribution to Noteholders, August 20, 2004.....       5
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